UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2018

Eldorado Resorts, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36629	46-3657681
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Liberty Street, Suite 1150 Reno, NV	89501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (775) 328-0100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.

Eldorado Resorts, Inc. (the "Company") is filing this Current Report on Form 8-K to update, as presented in Exhibit 99.1 hereto, the audited consolidated financial statements and certain other items included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 to reflect the impacts of the adoption of the new accounting standards for revenue recognition and presentation of restricted cash in the statements of cash flows. The Company elected to adopt the standards using the full retrospective method, which requires the Company to recast each prior reporting period presented consistent with the standards.

In order to reflect the above, the Company has recast the following portions of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 as reflected in Exhibit 99.1 hereto:

•	Part II. Item 6, “Selected Financial Data”;

•	Part II. Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

•

Part IV. Item 15, “Financial Statement Schedules,” except that the exhibit index included in sub-Item (a)(iii) is not impacted by this Current Report on Form 8-K other than to replace Exhibit 12.1, “Ratio of Earnings to Fixed Charges,” with the updated exhibit of the same name included in Exhibit 99.1 hereto.

The updated historical financial statements, and other conforming changes to the Company’s Annual Report on Form 10-K, described above and as filed hereto as Exhibit 99.1 to this Current Report on Form 8-K, have been updated solely to include the retrospective adjustments and new footnote disclosure. All other information provided in the Form 10-K, unless otherwise provided in Exhibit 99.1 hereto, remains unchanged, and this Current Report on Form 8-K does not modify or update the remaining disclosures in the Form 10-K in any other way. This Current Report on Form 8-K should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended December 31, 2017, as well as its other filings with the SEC.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP.

99.1

Part II. Item 6, "Selected Financial Data", Item 7, "Management's Discussion and Analysis of Financial Condition and Results of Operations" and Part IV. Item 15, “Financial Statement Schedules,” except the exhibit index included in sub-Item (a)(iii) of Item 15 other than as noted.

101

The following materials from Eldorado Resorts, Inc. Annual Report on Form 10-K for the year ended December 31, 2017, formatted in XBRL (eXtensible Business Reporting Language): (i) Consolidated Balance Sheets as of December 31, 2017 and December 31, 2016; (ii) Consolidated Statements of Operations for the years ended December 31, 2017, 2016 and 2015; (iii) Consolidated Statements of Changes in Stockholders' Equity for the years ended December 31, 2017, 2016 and 2015; (iv) Consolidated Statements of Cash Flows for the years ended December 31, 2017, 2016 and 2015; and (vi) Notes to Consolidated Financial Statements. *

*

Pursuant to Rule 406T of Regulation S-T, the Interactive Data Files on Exhibit 101 hereto are deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, are deemed not filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and otherwise are not subject to liability under those sections.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELDORADO RESORTS, INC.,
a Nevada corporation

Date: September 5, 2018	By:	/s/ Gary L. Carano
		Name:	Gary L. Carano
		Title:	Chief Executive Officer